UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

AXIS CAPITAL HOLDINGS LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Get informed before you vote FLASHID-JOB# *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Vote by Phone 800-690-6903 Vote by Mail Submit with your prepaid envelope Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 1 O F 2 322,224 148,294 30# Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 AXIS CAPITAL HOLDINGS LIMITED 2024 Annual Meeting Vote by May 15, 2024 11:59 PM ET You invested in AXIS CAPITAL HOLDINGS LIMITED and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 16, 2024. View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 02, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 16, 2024 8:30 AM LST AXIS House 92 Pitts Bay Road Pembroke HM 08 Bermuda

Vote at www.ProxyVote.com **Control # XXXX XXXX XXXX XXXX**

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Check this box if you plan to attend the meeting and vote your shares.To ensure entry, you should review the meeting attendance requirements in the proxy statement. ☐

AXIS CAPITAL HOLDINGS LIMITED
2024 Annual Meeting
Vote by May 15, 2024
11:59 PM ET

Voting Items		Board Recommends	Voting Options		
1.	Election of Directors **Nominees:**				
			For	Against	Abstain
1A	Charles Davis	For	☐	☐	☐
1B	Elanor Hardwick	For	☐	☐	☐
1C	Axel Theis	For	☐	☐	☐
1D	Barbara Yastine	For	☐	☐	☐
			For	Against	Abstain
2	To approve, by non-binding vote, the compensation paid to our named executive officers.	For	☐	☐	☐
3	To appoint Deloitte Ltd., Hamilton, Bermuda, to act as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and to authorize the Board of Directors, acting through the Audit Committee, to set the fees for the independent registered public accounting firm.	For	☐	☐	☐
NOTE: To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.					

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

Signature Date

FLASHID-JOB#

1.00000
322,224
148,294